CENTAUR TOTAL RETURN FUND Ticker Symbol: TILDX
Summary Prospectus | February 28, 2017

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.centaurmutualfunds.com. You can also get this information at no cost by calling 1-888-484-5766 or by sending an e-mail request to centaur@ultimusfundsolutions.com. The Fund’s Prospectus and Statement of Additional Information, dated February 28, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective. The Centaur Total Return Fund (“Fund”) seeks maximum total return through a combination of capital appreciation and current income.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management Fees	1.50%
Distribution and/or Service (12b 1) Fees	None
Other Expenses	1.31%
Acquired Fund Fees and Expenses[1]	0.11%
Total Annual Fund Operating Expenses	2.92%
Fee Reductions and/or Expense Reimbursements[2]	(0.86%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[2]	2.06%

(1)

“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratios of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

(2)

Centaur Capital Partners, L.P. (the “Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”) to not more than 1.95% of the average daily net assets of the Fund for the period ending February 28, 2018. The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Board of Trustees of Centaur Mutual Funds Trust (the “Trust”).

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, except that the contractual arrangement to reduce Management Fees and reimburse expenses remains in effect only until February 28, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$209	$823	$1,462	$3,181

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests in equity securities of companies that the Advisor believes are undervalued in the securities markets, but which also offer high dividend yields relative to the yield of the broad market averages such as the S&P 500 Total Return Index. The Fund typically invests in common stocks and other equity securities, which may include securities issued by real estate investment trusts (REITs), publicly traded master limited partnerships (MLPs) or royalty trusts, as well as preferred stocks, convertible bonds, convertible preferred stocks, and warrants.

In addition to investing in equity securities that offer high dividend yields, the Advisor expects to generate income from selling covered call options on securities in the Fund. The use of covered call options in combination with the purchase of equity securities allows for the inclusion of undervalued, non-dividend paying stocks in the Fund’s portfolio while still satisfying the Fund’s goal of generating investment income. Securities so purchased will be selected based upon the Advisor’s determination of the attractiveness and risk profile of the underlying stock as well as the income potential of selling covered call options on the security. The Advisor intends to use the above strategies to structure the Fund’s investment portfolio in such a way as to seek to achieve an income yield superior to that of the S&P 500 Total Return Index. The Fund may also invest in non-dividend paying stocks without selling covered call options if the Advisor believes the stocks can produce significant capital appreciation.

At the discretion of the Advisor, the Fund may allocate its capital to bonds and short-term instruments. The Fund may purchase bonds of any credit quality, maturity, or yield. The Fund may invest in investment-grade fixed income securities and securities that are below investment-grade (i.e., “junk bonds”) or short-term, highly liquid investments, such as money market instruments, U.S. government obligations,

| 1

commercial paper, repurchase agreements, and other cash or cash equivalent positions. The Fund primarily invests in securities of U.S. companies, but may also invest in foreign companies.

The Advisor will vary the percentage of the Fund’s assets allocated to each of the above categories based on the Advisor’s judgment of the attractiveness of available investment opportunities as well as market and economic conditions.

To select equity securities for the Fund, the Advisor seeks to identify companies that it understands well and that possess one or more of the following characteristics:

●	Positive (or projected positive) revenue or profit trends;

●

Healthy balance sheet, characterized by ample cash relative to debt, efficient working capital management, high or increasing liquidity, or other metrics that the Advisor believes indicate the company’s ability to withstand unexpected shocks, reinvest in the business, and improve its business prospects and circumstances;

●	Strong free cash flow generation;

●	Powerful and sustainable competitive advantages;

●	Management team that: (i) operates the business well and has a sound strategy to build it over time; (ii) allocates capital wisely to enhance shareholder value; and (iii) has high integrity; or

●	Policies (e.g., compensation structures) that do not significantly dilute shareholders’ ownership.

In addition to the above criteria the Advisor will consider high dividend yields when selecting stocks. The Advisor seeks to identify companies whose stocks are trading, in the opinion of the Advisor, at a substantial discount to the intrinsic value, however, the Advisor may select stocks with a somewhat modest discount to the Advisor’s estimate of intrinsic value if the Advisor believes that the security’s dividend yield is sufficiently high, secure, and/or likely to grow over time.

In selecting bonds for the Fund, the Advisor examines the relationships of current yield and risk of the bonds as compared to available equity securities.

Principal Risks of Investing in the Fund. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional principal risks:

●

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

●	Management Style Risk. The performance of the Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

●

Sector Focus Risk. The Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

●

Foreign Securities Risk. Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares.

●

Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, the Fund’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Fund’s shares may be reduced.

●

Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. Changes in interest rates may have a significant effect if the Fund is then holding a significant portion of its assets in fixed income securities with long-term maturities. The Fund may be subject to greater risk of rising interest rates due to the current period of historically low interest rates.

●

Maturity Risk. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

●

Investment-Grade Securities Risk. Securities rated BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch , Inc. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or higher are considered investment-grade securities. While the Fund may invest in various rated investment grade securities including, securities rated Baa by Moody’s or BBB by S&P or Fitch, such securities are somewhat riskier than more highly rated investment-grade debt obligations and will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

●	Junk Bonds or Lower-Rated Securities Risk. Debt securities rated below BBB by S&P or Fitch and Baa by

2 |

CENTAUR TOTAL RETURN FUND

Moody’s are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. These fixed income securities are considered “below investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value (“NAV”). These risks can reduce the Fund’s share prices and the income it earns.

●

Derivative Instruments Risk. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

●	Valuation Risks for Non-Exchange Traded Options. The purchase of non-exchange traded call options may result in reduced liquidity (and hence value) for the Fund’s portfolio investments.

●

Risks from Writing Call Options. When the Fund writes (i.e., sells) call options on its portfolio securities it limits its opportunity to profit from the securities and, consequently, the Fund could significantly underperform the market. Writing call options could also result in additional turnover and higher tax liability.

●

Real Estate Securities Risk. To the extent the Fund invests in companies that invest in real estate, such as REITs, the Fund may be subject to risk associated with the real estate market as a whole such as taxation, regulations, and economic and political factors that negatively impact the real estate market.

●

MLP Risks. A MLP is a limited partnership in which the ownership units are publicly traded. MLPs generally acquire interests in natural resource, energy, or real estate assets and distribute the resulting income to investors. Investments in MLPs are generally subject to many of the risks that apply to investments in partnerships, such as limited control and limited voting rights and fewer corporate protections than afforded investors in a corporation. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles, such as adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, a shift in consumer demand or conflicts of interest with the general partner. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect its value. The Fund’s investment in MLPs may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the MLP’s operating expenses in addition to paying Fund expenses.

●

Royalty Trust Risks. The Fund may invest in publicly traded royalty trusts. Royalty trusts are special purpose vehicles organized as investment trusts created to make investments in operating companies or their cash flows. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Further, because natural resources are depleting assets, the income-producing ability of a royalty trust will eventually be exhausted and the royalty trust will need to raise or retain funds to make new acquisitions to maintain its value. The Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses in addition to paying Fund expenses.

●

Risks Related to Other Equity Securities. In addition to common stocks, the equity securities in the Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

●

Risks Related to Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains. If the Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable

| 3

distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains and shareholders would be taxed on short-term capital gains at ordinary income tax rates. Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be more than 100%.

Performance Information. The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting http://www.centaurmutualfunds.com.

Annual Total Returns

During the periods shown in the bar chart, the highest return for a quarter was 18.79% during the quarter ended September 30, 2009 and the lowest return for a quarter was -13.29% during the quarter ended September 30, 2011.

Average Annual Total Returns For the Period Ended December 31, 2016	1 Year	5 Years	10 Years
Return before taxes	11.34%	9.41%	7.70%
Return after taxes on distributions	9.67%	6.10%	5.52%
Return after taxes on distributions and sale of shares	7.03%	6.13%	5.37%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
Dow Jones U.S. Select Dividend Total Return Index (reflects no deduction for fees, expenses, or taxes)	21.98%	14.64%	6.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

The Dow Jones U.S. Select Dividend Index is a widely recognized unmanaged index which is generally considered to be representative of the performance of dividend-paying stocks in the United States securities markets.

Management. Centaur Capital Partners, L.P. is the investment advisor for the Fund. Malcolm “Zeke” Ashton (Manager of the Advisor) is the portfolio manager for the Fund and as such is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Ashton has served in that capacity since the Fund’s inception on March 16, 2005.

Purchase and Sale of Fund Shares. The Fund’s minimum initial investment is $1,500 ($1,000 under an automatic investment plan) and the Fund’s minimum subsequent investment is $100 ($50 under an automatic investment plan).

Generally you may purchase or redeem shares of the Fund on any business day the New York Stock Exchange (“NYSE”) is open:

●	by mail addressed to Centaur Mutual Funds Trust:

U.S. Mail:	Overnight:
Centaur Mutual Funds Trust c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Centaur Mutual Funds Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

●	by facsimile at 1-877-513-0756;

●	by telephone at 1-888-484-5766; and

●	through authorized Broker-Dealers and Financial Intermediaries.

Tax Information. The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax deferred arrangements may be taxed later upon withdrawals of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4 |